Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2011
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information
15.	Supplemental Cash Flow Information

a) The changes in operating assets and liabilities for years ended December 31, 2011, 2010 and 2009 are as follows:

	Year Ended December 31, 2011 $	Year Ended December 31, 2010 $	Year Ended December 31, 2009 $

Accounts receivable	5,698	(8,442)	3,888
Prepaid expenses and other operating assets	619	4,018	5,677
Accounts payable	(1,054)	(326)	(6,203)
Accrued liabilities	8,374	(6,222)	9,504
Unearned revenue and other operating liabilities	(1,876)	2,767	10,301
Restricted cash	(2,644)	—	—
Advances to and from affiliates and joint venture partners	(42,551)	11,234	3,821

Total	(33,434)	3,029	26,988

b) Cash interest paid (including interest paid by the Dropdown Predecessor and realized losses on interest rate swaps) on long-term debt, advances from affiliates and capital lease obligations, net of amounts capitalized, during the years ended December 31, 2011, 2010 and 2009 totaled $154.3 million (including a termination fee of $22.6 million), $135.5 million and $105.0 million, respectively.

c) The Partnership’s consolidated statements of cash flows for the years ended December 31, 2010 and 2009 reflect the Dropdown Predecessor as if the Partnership had acquired the Dropdown Predecessor when the vessels began operations under the ownership of Teekay Corporation.

d) During the years ended December 31, 2011, 2010 and 2009 cash paid for corporate income taxes was $1.5 million, $0.2 million and $0.2 million, respectively.

e) During the year ended December 31, 2009, the Tangguh LNG Carriers commenced their external time-charter contracts under direct financing leases. The initial recognition of the net investments in direct financing leases for both vessels of $425.9 million were treated as non-cash transactions in the Partnership’s consolidated statements of cash flows.

f) In June and November 2009, Teekay Corporation novated interest rate swaps, each with a notional amount of $30.0 million, to the Partnership for no consideration. During 2010, the Partnership agreed to acquire an interest rate swap from Teekay Corporation for no consideration and this interest swap was acquired by the Partnership in 2011. These transactions were concluded between related parties and thus the interest rate swaps were recorded at their carrying value. The excess of the liabilities assumed over the consideration received, amounting to $1.5 million and $4.8 million for the years ended December 31, 2010 and 2009, respectively, were charged to equity and treated as non-cash transactions in the Partnership’s consolidated statements of cash flows.

g) In November 2010, the $37.3 million portion of the purchase price relating to the Partnership’s 50% acquisition of the Excalibur and Excelsior Joint Ventures through the issuance of 1.1 million common units was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.